                                                                    EXHIBIT 24.1

                                UNITED USN, INC.

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, William
P. Glasgow of Austin, Texas, as a director of United USN, Inc., a Delaware corporation, do hereby nominate, constitute and appoint J. Thomas Elliott and Ronald W. Gavillet, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable United USN, Inc. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of debt securities and/or warrants and/or common stock of said United USN, Inc. including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said United USN, Inc. to one or more registration statements on Form S-1 and/or Form S-4 covering such debt securities and/or warrants and/or common stock and to any amendments to said registration statements, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 1996.

                                    /s/ WILLIAM P. GLASGOW
                                    ----------------------

                                UNITED USN, INC.

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, Richard
J. Brekka of New Canaan, Connecticut, as a director of United USN, Inc., a Delaware corporation, do hereby nominate, constitute and appoint J. Thomas Elliott and Ronald W. Gavillet, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable United USN, Inc. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of debt securities and/or warrants and/or common stock of said United USN, Inc. including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said United USN, Inc. to one or more registration statements on Form S-1 and/or Form S-4 covering such debt securities and/or warrants and/or common stock and to any amendments to said registration statements, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of January, 1997.

                                    /s/ RICHARD J. BREKKA
                                    ----------------------

                                UNITED USN, INC.

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, Eugene A. Sekulow of Scarsdale, New York, as a director of United USN, Inc., a Delaware corporation, do hereby nominate, constitute and appoint J. Thomas Elliott and Ronald W. Gavillet, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable United
USN, Inc. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of debt securities and/or warrants and/or common stock of said United USN, Inc. including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said United USN, Inc. to one or more registration statements on Form S-1 and/or Form S-4 covering such debt securities and/or warrants and/or common stock and to any amendments to said registration statements, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 1996.

                                    /s/ EUGENE A. SEKULOW
                                    ----------------------

                                UNITED USN, INC.

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, Paul S. Lattanzio of Rye Brook, New York, as a director of United USN, Inc., a Delaware corporation, do hereby nominate, constitute and appoint J. Thomas Elliott and Ronald W. Gavillet, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable United
USN, Inc. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of debt securities and/or warrants and/or common stock of said United USN, Inc. including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said United USN, Inc. to one or more registration statements on Form S-1 and/or Form S-4 covering such debt securities and/or warrants and/or common stock and to any amendments to said registration statements, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 1996.

                                    /s/ PAUL S. LATTANZIO
                                    ----------------------

                                UNITED USN, INC.

                               POWER OF ATTORNEY


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, William
A. Johnston of Winchester, Massachusetts, as a director of United USN, Inc., a Delaware corporation, do hereby nominate, constitute and appoint J. Thomas Elliott and Ronald W. Gavillet, or either one or both of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of the said documents to enable United USN, Inc. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirement of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of debt securities and/or warrants and/or common stock of said United USN, Inc. including, specifically, but without limitation thereof, full power and authority to sign my name as director and/or officer of said United USN, Inc. to one or more registration statements on Form S-1 and/or Form S-4 covering such debt securities and/or warrants and/or common stock and to any amendments to said registration statements, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 1997.

                                    /s/ WILLIAM A. JOHNSTON
                                    -----------------------